UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2024

SK Growth Opportunities Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41432	98-1643582
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

228 Park Avenue S #96693 New York, New York	10003
(Address of principal executive offices)	(Zip Code)

(917) 599-1622

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	SKGRU	The Nasdaq Stock Market LLC
Class A Ordinary Shares	SKGR	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	SKGRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

Business Combination Agreement

On February 27, 2024, SK Growth Opportunities Corporation, an exempted company limited by shares incorporated under the laws of the Cayman Islands (“SPAC”), Webull Corporation, an exempted company limited by shares incorporated under the laws of the Cayman Islands (“Webull” or the “Company”), Feather Sound I Inc., an exempted company limited by shares incorporated under the laws of the Cayman Islands and a direct wholly owned subsidiary of Webull (“Merger Sub I”) and Feather Sound II Inc., an exempted company limited by shares incorporated under the laws of the Cayman Islands and a direct wholly owned subsidiary of Webull (“Merger Sub II”, collectively with Merger Sub I, the “Merger Subs” and each a “Merger Sub”) entered into a business combination agreement (the “Business Combination Agreement”).

The Business Combination Agreement and the Transactions (as defined below) were unanimously approved by the boards of directors of SPAC and Webull, and the consummation of the Transactions are subject to the satisfaction of certain customary closing conditions as discussed below.

The Business Combination

Subject to, and in accordance with the terms and conditions of the Business Combination Agreement, (i) immediately prior to the effective time of the First Merger (as defined below) (the “First Merger Effective Time”), Webull will effectuate the Company Capital Restructuring (as defined below), (ii) promptly following the Company Capital Restructuring and at the First Merger Effective Time, Merger Sub I will merge with and into SPAC (the “First Merger”), with SPAC surviving the First Merger as a wholly owned subsidiary of Webull (SPAC, as the surviving entity of the First Merger, is sometimes referred to herein as the “Surviving Entity”), and (iii) promptly following the First Merger and at the effective time of the Second Merger (as defined below) (the “Second Merger Effective Time”), the Surviving Entity will merge with and into Merger Sub II (the “Second Merger”, together with the First Merger, the “Mergers”), with Merger Sub II surviving the Second Merger as a wholly owned subsidiary of Webull (Merger Sub II, as the surviving entity of the Second Merger is sometimes referred to herein as the “Surviving Company”). The Company Capital Restructuring, the Mergers and each of the other transactions contemplated by the Business Combination Agreement or other Transaction Documents are collectively referred to as the “Transactions.”

Company capital restructuring

On the Closing Date (as defined in the Business Combination Agreement), immediately prior to the First Merger Effective Time, the following actions shall take place or be effected:

(i)

immediately prior to the Share Subdivision (as defined below), each preferred share of the Company issued and outstanding immediately prior to the First Merger Effective Time shall be converted into one ordinary share of the Company, par value $0.0001 per share (the “Pre-Subdivision Ordinary Share”) (the “Conversion”);

(ii)	immediately following the Conversion, the fifth amended and restated memorandum and articles of association of Webull shall be adopted and become effective (the “Charter Amendment”);

(iii)

immediately following the Conversion and the Charter Amendment, (A) each Pre-Subdivision Ordinary Share (excluding any Pre-Subdivision Ordinary Shares held by the holding vehicles controlled by founders of Webull (the “Founder Holdcos”)) issued and outstanding immediately prior to the First Merger Effective Time shall be subdivided into a number of class A ordinary shares of the Company, par value $0.00001 per share (the “Company Class A Ordinary Shares”) determined by multiplying each such Pre-Subdivision Ordinary Share by 5.4732 (the “Share Subdivision Factor”), and re-designated as Company Class A Ordinary Shares; and (B) each Pre-Subdivision Ordinary Share issued and outstanding immediately prior to the First Merger Effective Time and held by the Founder Holdcos shall be subdivided into a number of class B ordinary shares of the Company, par value $0.00001 per share (the “Company Class B Ordinary Shares”) determined by multiplying each such Pre-Subdivision Ordinary Share by the Share Subdivision Factor, and re-designated as Company Class B Ordinary Shares

(collectively referred to herein as the “Share Subdivision”; the Conversion, the Charter Amendment and the Share Subdivision collectively referred to as the “Company Capital Restructuring”);

(iv)

immediately following the Share Subdivision, each option to purchase Pre-Subdivision Ordinary Shares of the Company (the “Company Option”) outstanding as of the effective time of the Share Subdivision will become an option to purchase Company Ordinary Shares, exercisable for that number of Company Ordinary Shares and at the per share exercise price, in each case as adjusted by the Share Subdivision Factor and otherwise subject to substantially the same terms and conditions as were applicable to such Company Option immediately before the effective time of the Share Subdivision (including expiration date and exercise provisions); and

(v)

each restricted share unit of the Company (the “Company RSU”) outstanding shall cease to represent the right to acquire Pre-Subdivision Ordinary Shares of the Company and be canceled in exchange for a right to acquire a number of Company Ordinary Shares as adjusted by the Share Subdivision Factor and otherwise subject to the same terms and conditions (including applicable vesting, vesting acceleration, expiration and forfeiture provisions) that applied to the corresponding Company RSU immediately prior to the Share Subdivision.

Dual-class structure

After the Company Capital Restructuring, the issued and outstanding share capital of the Company will consist of Company Class A Ordinary Shares and Company Class B Ordinary Shares. Founders of Webull will beneficially own all of the issued Company Class B Ordinary Shares. Holders of Company Class A Ordinary Shares and Company Class B Ordinary Shares have the same rights except for voting and conversion rights. Each Company Class A Ordinary Share is entitled to one (1) vote, and each Company Class B Ordinary Share is entitled to twenty (20) votes. Company Class B Ordinary Shares may be converted into the same number of Company Class A Ordinary Shares by the holders thereof at any time, while Company Class A Ordinary Shares cannot be converted into Company Class B Ordinary Shares under any circumstances.

Issuance of SPAC Class A ordinary shares

On the Closing Date, immediately prior to the First Merger Effective Time, each class B ordinary share of SPAC, par value $0.0001 per share (“SPAC Class B Ordinary Shares”) which Auxo Capital Managers LLC (the “Sponsor”) has agreed to be surrendered and canceled pursuant to the Non-Redemption Agreements (as defined in the Business Combination Agreement) or the Sponsor Support Agreement (as described below) that is issued and outstanding shall be cancelled and cease to exist, and SPAC shall issue such number of class A ordinary shares of SPAC, $0.0001 per share (“SPAC Class A Ordinary Shares”) to the SPAC shareholders who are parties to the Non-Redemption Agreements in accordance with the terms of the Non-Redemption Agreements. Following the cancellation of SPAC Class B Ordinary Shares pursuant to the preceding sentence, and immediately prior to the First Merger Effective Time, each of SPAC Class B Ordinary Shares then issued and outstanding and held by the Sponsor and certain directors of the SPAC (collectively, the “SPAC Insiders”) shall automatically be converted into one SPAC Class A Ordinary Share in accordance with the terms of the SPAC Charter (such automatic conversion, the “SPAC Class B Conversion”) and each SPAC Class B Ordinary Share shall no longer be issued and outstanding and shall be cancelled and cease to exist.

Mergers

On the Closing Date, by virtue of the First Merger and without any action on the part of SPAC, Webull, Merger Sub I, Merger Sub II or the holders of any of the following securities:

(i)

each unit of SPAC (“SPAC Unit”), each consisting of one SPAC Class A Ordinary Share and one-half of a warrant to purchase one Class A ordinary share at a price of $11.50 per share (the “Public Warrants”), issued and outstanding immediately prior to the First Merger Effective Time shall be automatically detached and the holder thereof shall be deemed to hold one SPAC Class A Ordinary Share and one-half of a Public Warrant in accordance with the terms of the applicable SPAC Unit (the “Unit Separation”);

(ii)

immediately following the Unit Separation and the Company Capital Restructuring, each SPAC Class A Ordinary Share issued and outstanding immediately prior to the First Merger Effective Time (other than any SPAC Treasury Shares, Redeeming SPAC Shares and Dissenting SPAC Shares, in each case as defined in the Business Combination Agreement) shall automatically be cancelled and cease to exist in exchange for the right to receive one newly issued Company Class A Ordinary Share;

(iii)

each warrant of SPAC (including the Public Warrants and private placement warrants held by the Sponsor, collectively referred to herein as “SPAC Warrants”) outstanding immediately prior to the First Merger Effective Time shall cease to be a warrant with respect to SPAC Class A Ordinary Shares and be assumed by Webull and converted into a warrant to purchase one Company Class A Ordinary Share (the “Company Warrants”);

(iv)

each Redeeming SPAC Share issued and outstanding immediately prior to the First Merger Effective Time shall automatically be cancelled and cease to exist and shall thereafter represent only the right of the holder thereof to be paid a pro rata share of the SPAC Shareholder Redemption Amount (as defined in the Business Combination Agreement); and

(v)

each Dissenting SPAC Share issued and outstanding immediately prior to the First Merger Effective Time shall automatically be cancelled and cease to exist and shall thereafter represent only the right to be paid the fair value of such Dissenting SPAC Share and such other rights pursuant to Section 238 of the Companies Act (As Revised) of the Cayman Islands.

In addition, on the Closing Date, upon the terms and subject to the conditions of this Business Combination Agreement and the Incentive Warrant Agreement (as defined below), the Company shall issue to each SPAC Shareholder (other than the SPAC Insiders or any holder of SPAC Treasury Shares) one Incentive Warrant (as defined below) for each Non-Redeeming SPAC Share (as defined in the Business Combination Agreement) held by such SPAC Shareholder.

Representations and Warranties

The parties to the Business Combination Agreement have agreed to customary representations and warranties for transactions of this nature, including, among other things: (i) organization, good standing and qualification; (ii) capitalization of the parties and the Company’s subsidiaries; (iii) authorization; (iv) consents and no conflicts; (v) compliance with laws; (vi) tax matters, (vii) financial statements; (viii) absence of certain changes; (ix) action; (x) material contracts; and (xii) intellectual property and data security. The representations and warranties of the respective parties to the Business Combination Agreement will not survive the closing of the Transactions (the “Closing,” and the day on which the Closing occurs, the “Closing Date”).

Covenants

The Business Combination Agreement includes customary covenants of the parties with respect to operation of their respective businesses prior to the Closing Date and efforts to satisfy conditions to the consummation of the Mergers. The Business Combination Agreement also contains additional covenants of the parties, including, among others: (i) a covenant providing for SPAC and the Company to cooperate in the preparation of the Registration Statement on Form F-4 required to be prepared in connection with the Mergers (the “Registration Statement”), (ii) covenants requiring SPAC to establish a record date for, duly call and give notice of, convene and hold an extraordinary general meeting of the SPAC shareholders as promptly as practicable following the date that the Registration Statement is declared effective by the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933 (the “Securities Act”), (iii) covenants requiring the Company to (a) establish a record date for, duly call and give notice of, convene and hold an extraordinary general meeting of the shareholders of Company, or (b) solicit and obtain the required approval by the shareholders of the Company (the “Company Shareholders’ Approval”) in the form of an irrevocable unanimous written consent, in each case as promptly as practicable following the date that the Registration Statement is declared effective by the SEC under the Securities Act, and (iv) covenants prohibiting SPAC and the Company from, among other things, soliciting or negotiating with third parties regarding alternative transactions and agreeing to certain related restrictions and ceasing discussions regarding alternative transactions.

SPAC is also subject to certain covenants with respect to its efforts to effect an amendment to its organizational documents to extend the deadline to consummate its initial business combination from September 30, 2024 to March 31, 2025.

Conditions Precedents to Closing

The obligations of the parties to consummate the Transactions are subject to certain closing conditions of the respective parties, including, among others: (i) receipt of the required approval by the shareholders of SPAC (the “SPAC Shareholders’ Approval”); (ii) receipt of the Company Shareholders’ Approval; (iii) effectiveness of the Registration Statement under the Securities Act and the absence of any stop order issued by the SEC which remains in effect with respect to the Registration Statement; (iv) the approval for listing of the Class A Ordinary Shares and Incentive Warrants to be issued in connection with the Transactions on the Nasdaq Stock Markets (“Nasdaq”), subject only to official notice of issuance thereof; (v) the absence of any law or governmental order enjoining, prohibiting or making illegal the consummation of the Transactions; (vi) the expiration or early termination of the waiting periods (and any extensions thereof) applicable to the consummation of the Transactions under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; and (vii) the completion of the Company Capital Restructuring.

The obligations of SPAC to consummate the Transactions are subject to certain additional conditions, including, among others: (i) the accuracy of the representations and warranties of Webull and Merger Subs (subject to customary bring-down standards and materiality qualifiers); (ii) the obligations and covenants of Webull and the Merger Subs having been performed in all material respects; and (iii) the absence of any Company Material Adverse Effect (as defined in the Business Combination Agreement) following the date of the Business Combination Agreement that is continuing and uncured.

The obligations of Webull and Merger Subs to consummate the Transactions are subject to certain additional conditions, including, among others: (i) the accuracy of the representations and warranties of SPAC (subject to customary bring-down standards and materiality qualifiers); (ii) the obligations and covenants of SPAC having been performed in all material respects; (iii) the absence of any SPAC Material Adverse Effect (as defined in the Business Combination Agreement) following the date of the Business Combination Agreement that is continuing and uncured; and (iv) the Sponsor Support Agreement (as defined below) and the Deferred Underwriting Commission Waiver (as defined in the Business Combination Agreement) being in full force and effect and no party thereto being in breach thereof or having failed to perform thereunder in any material respect.

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances prior to the First Merger Effective Time, including, among others: (i) by mutual written consent of Webull and SPAC; (ii) by Webull or SPAC if any law or governmental order is in effect that has become final and non-appealable and has the effect of making the consummation of the Transactions illegal or otherwise preventing or prohibiting consummation of the Transactions; (ii) by Webull if the SPAC board or any of its committees shall have withheld, withdrawn, qualified, amended or modified, or publicly proposed to do any of the foregoing, with respect to the SPAC’s board recommendation that SPAC’s shareholders vote in favor of the SPAC Transaction Proposals (as defined in the Business Combination Agreement) at the duly convened meeting of SPAC shareholders, (iii) by Webull if SPAC shall have failed to obtain the approval of SPAC shareholders in an extraordinary general meeting in connection with the amendment to SPAC’s organizational documents to extend the deadline for SPAC to consummate an initial business combination; (iv) by Webull or SPAC if the SPAC Shareholders’ Approval shall not have been obtained at the meeting of SPAC shareholders, (v) by Webull or SPAC if the Company Shareholders’ Approval shall not have been obtained; (vi) by Webull or SPAC upon a breach of or failure to perform any representations, warranties, covenants or other agreements set forth in the Business Combination Agreement by the other party if such breach gives rise to a failure of certain closing conditions to be satisfied and cannot or has not been cured; and (vii) by Webull or SPAC if the Transactions shall not have been consummated on or prior to the March 31, 2025, in each case subject to specified exceptions.

PIPE Investment

Prior to the Closing, Webull or SPAC may enter into one or more subscription agreements with third-party investors named therein (such investors, collectively, with any permitted assignees or transferees, the “PIPE Investors”), in each case, on terms mutually acceptable to the SPAC and Webull, pursuant to which, on the terms and subject to the conditions set forth therein, such PIPE Investors will commit to make private investments in public equity (in the form of SPAC Class A Ordinary Shares, Company Class A Ordinary Shares or other equity securities of Webull) at the Closing.

The foregoing description of the Business Combination Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Business Combination Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1 and the terms of which are incorporated by reference herein.

The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Business Combination Agreement. The Business Combination Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the parties to the Business Combination Agreement. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of the Business Combination Agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the SEC. Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Business Combination Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in SPAC’s public disclosures.

Certain Related Agreements

The Business Combination Agreement contemplates the execution of various additional agreements and instruments, on or before the Closing, including, among others, the following:

Sponsor Support Agreement

Concurrently with the execution and delivery of the Business Combination Agreement, SPAC, Webull and the SPAC Insiders have entered into a support agreement (the “Sponsor Support Agreement”), pursuant to which, each SPAC Insider agreed, among other things, (a) at any meeting of SPAC shareholders called to seek the SPAC Shareholders’ Approval or SPAC Shareholder Extension Approval (as defined in the Business Combination Agreement), or in connection with any written consent of SPAC shareholders or in any other circumstances upon which a vote, consent or other approval with respect to the Business Combination Agreement and the Transactions, such SPAC Insider (i) agreed to, if a meeting is held, appear at such meeting or otherwise cause the SPAC Class B Ordinary Shares held by such SPAC Insider to be counted as present at such meeting for purposes of establishing a quorum, and (ii) vote or cause to be voted the SPAC Class B Ordinary Shares held by such SPAC Insider in favor of the SPAC Shareholders’ Approval or the SPAC Shareholder Extension Approval; and (b) subject to the exceptions set forth in the Sponsor Support Agreement, agreed to become subject to certain transfer restrictions with respect to (i) any Company Ordinary Shares held by each SPAC Insider immediately after the First Merger Effective Time during a period of twelve (12)-months from and after the Closing Date, (ii) Company Warrants or Class A Ordinary Shares underlying such warrants held by each SPAC Insiders immediately after the First Effective Time until thirty (30) days after the Closing Date.

Sponsor also agreed to forfeit for no consideration up to 2,000,000 SPAC Class B Ordinary Shares held by Sponsor in connection with the execution of additional Non-Redemption Agreements following the date of the Business Combination Agreement. In addition, on the terms and subject to the conditions of the Sponsor Support Agreement, Webull agreed to indemnify Sponsor and each other SPAC Insider for any U.S. federal (and applicable

U.S. state and U.S. local) income taxes, together with any interests and penalties (the “Indemnifiable Amounts”) payable by Sponsor or the SPAC Insiders, as applicable, solely arising from or attributable to the failure of the Mergers to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”) or as an exchange described in Section 351 of the Code, provided, however, that the Company shall not have any liability in respect of any Indemnifiable Amounts to the extent that the aggregate amount of such Indemnifiable Amounts exceeds $5,000,000.

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Support Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and the terms of which are incorporated by reference herein.

Form of Shareholder Lock-up Agreement

As contemplated by the Business Combination Agreement, as soon as reasonably practicable following the execution of the Business Combination Agreement and in any event prior to the Closing, Webull shall use commercially reasonable efforts to deliver or cause to be delivered, shareholder lock-up agreements by and among Webull, SPAC and each shareholder of Webull (each, a “Shareholder Lock-up Agreement”), pursuant to which such shareholder of Webull shall agree, among other things, (a) at any meeting of Webull shareholders called to seek the Company Shareholders’ Approval, or in connection with any written consent of Webull shareholders or in any other circumstances upon which a vote, consent or other approval with respect to the Business Combination Agreement and the Transactions, such shareholder shall (i) if a meeting is held, appear at such meeting or otherwise cause any Company Ordinary Shares held by such shareholder immediately after the First Merger Effective Time to be counted as present at such meeting for purposes of establishing a quorum, and (ii) vote or cause to be voted (including by proxy, class vote and/or written consent, if applicable) the Company Ordinary Shares held by such shareholder immediately after the First Merger Effective Time in favor of granting the Company Shareholders’ Approval; and (b) subject to the exceptions set forth in the Shareholder Lock-up Agreement, during a period of one hundred and eighty (180) days from and after the Closing, such shareholder of Webull will agree to become subject to certain transfer restrictions with respect to any Company Ordinary Shares held by such shareholder immediately after the First Merger Effective Time and any Company Ordinary Shares acquired by such shareholder upon the exercise of Company Options or the vesting of Company RSUs held by such shareholder.

The foregoing description of the Shareholder Lock-up Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Shareholder Lock-up Agreement, the form of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Form of Registration Rights Agreement

Prior to the First Merger Effective Time, the SPAC Insiders, Webull and certain shareholders of Webull will enter into a registration rights agreement (the “Registration Rights Agreement”), effective upon the Closing, pursuant to which Webull shall grant the SPAC Insiders and certain applicable shareholders of Webull, registration rights and commit to use its commercially reasonable efforts to file a resale shelf registration statement on Form F-1 within 15 business days following the Closing.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Registration Rights Agreement, the form of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Form of Warrant Assignment Agreement

Prior to the Closing, Webull, SPAC, and Continental Stock Transfer & Trust Company (the “Warrant Agent”) will enter into a warrant assignment, assumption and amendment agreement (the “Warrant Assignment Agreement”), pursuant to which SPAC will assign to Webull, and Webull will assume, all of SPAC’s rights, interests and obligations under the Warrant Agreement dated June 23, 2022, by and between SPAC and the Warrant Agent (the “SPAC Warrant Agreement”), and the terms and conditions of the SPAC Warrant Agreement shall be amended and restated to, among other things, reflect the assumption of the SPAC Warrants by Webull as described therein.

The foregoing description of the Warrant Assignment Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Warrant Assignment Agreement, the form of which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Form of Incentive Warrant Agreement

Prior to the Closing, Webull and the Warrant Agent will enter into a warrant agreement (the “Incentive Warrant Agreement”), pursuant to which, in connection with the Mergers and on the Closing Date, Webull shall issue to each SPAC Shareholder (other than the SPAC Insiders or any holder of SPAC Treasury Shares) one incentive warrant (the “Incentive Warrant”) to purchase one Company Class A Ordinary Share at an initial price of $10.00 per share (subject to adjustment pursuant to the terms of the Incentive Warrant Agreement) for each Non-Redeeming SPAC Share held by such SPAC Shareholder. The Incentive Warrants will become exercisable thirty (30) days after the Closing Date and will expire on earliest to occur of: (x) at 5:00 p.m., New York City time on the date that is four (4) years after the Closing Date, (y) the liquidation of the Company, and (z) at 5:00 p.m., New York City time on the Redemption Date (as defined in the Incentive Warrant Agreement). The Incentive Warrant Agreement also includes provisions relating to redemption of the Incentive Warrants, amendments to the Incentive Warrant Agreement, and indemnification of the Warrant Agent by Webull under the Incentive Warrant Agreement.

The foregoing description of the Incentive Warrant Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Incentive Warrant Agreement, the form of which is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On February 28, 2024, SPAC issued a press release announcing the execution of the Business Combination Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Furnished as Exhibit 99.2 hereto and incorporated into this Item 7.01 by reference is an investor presentation that Webull has prepared for use in connection with the Transactions, dated February 28, 2024.

The foregoing (including Exhibits 99.1 and 99.2) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any of the information in this Item 7.01, including Exhibits 99.1 and 99.2.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained in this Current Report, including statements as to future results of operations and financial position, planned products and services, business strategy and plans, objectives of management for future operations of the Company, market size and growth opportunities, competitive position and technological and market trends, estimated implied pro forma enterprise value of the combined company following the Mergers (the “Combined Company”), the cash position of the Combined Company following the closing of the Transactions, SPAC and the Company’s ability to consummate the Transactions, and expectations related to the terms and timing of the Transactions, as applicable, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “anticipate,” “expect,” “suggests,” “plan,” “believe,” “predict,” “potential,” “seek,” “future,” “propose,” “continue,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” or the negatives of these terms or variations of them or similar terminology although not all forward-looking statements contain such terminology. All forward-looking statements are based upon current estimates and forecasts and reflect the views, assumptions, expectations, and opinions of

SPAC and the Company as of the date of this current report, and are therefore subject to a number of factors, risks and uncertainties, some of which are not currently known to SPAC or the Company and could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Some of these factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; (2) the outcome of any legal proceedings that may be instituted against SPAC, the Company or others following the announcement of the Transactions, the Business Combination Agreement and other ancillary documents with respect thereto; (3) the amount of redemption requests made by SPAC public shareholders and the inability to complete the Transactions due to the failure to obtain approval of the shareholders of SPAC, to obtain financing to complete the business combination or to satisfy other conditions to closing and; (4) changes to the proposed structure of the Mergers that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Mergers; (5) the ability to meet stock exchange listing standards following the consummation of the Transactions; (6) the risk that the Transactions disrupt current plans and operations of the Company as a result of the announcement and consummation of the Transactions; (7) the ability to recognize the anticipated benefits of the Transactions, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the business combination; (9) risks associated with changes in applicable laws or regulations and the Company’s international operations; (10) the possibility that the Company or the Combined Company may be adversely affected by other economic, business, and/or competitive factors; (11) the Company’s estimates of expenses and profitability; (12) the Company’s mission, goals and strategies; (13) the Company’s future business development, financial condition and results of operations; (14) expected growth of the global digital trading and investing services industry; (15) expected changes in the Company’s revenues, costs or expenditures; (16) the Company’s expectations regarding demand for and market acceptance of its products and service; (17) the Company’s expectations regarding its relationships with users, customers and third-party business partners; (18) competition in the Company’s industry; (19) relevant government policies and regulations relating to the Company’s industry; (20) general economic and business conditions globally and in jurisdictions where the Company operates; and (21) assumptions underlying or related to any of the foregoing. The foregoing list of factors is not exhaustive. You should carefully consider the risks and uncertainties described in the “Risk Factors” section in the annual report on Form 10-K for year ended December 31, 2022 of SPAC, and the “Risk Factors” section of the Registration Statement relating to the Transactions which is expected to be filed with the SEC, and other documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that neither SPAC nor the Company presently know or that SPAC or the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In light of these factors, risks and uncertainties, the forward-looking events and circumstances discussed in this Current Report may not occur, and any estimates, assumptions, expectations, forecasts, views or opinions set forth in this Current Report should be regarded as preliminary and for illustrative purposes only and accordingly, undue reliance should not be placed upon the forward-looking statements. SPAC and the Company assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Additional Information and Where to Find It

In connection with the Transactions, SPAC and the Company intend to cause the Registration Statement to be filed with the SEC, which will include a proxy statement to be distributed to SPAC’s shareholders in connection with its solicitation for proxies for the vote by SPAC’s shareholders in connection with the Transactions. You are urged to read the proxy statement/prospectus and any other relevant documents filed with the SEC when they become available because, among other things, they will contain updates to the financial, industry and other information herein as well as important information about SPAC, the Company and the Transactions. Shareholders of SPAC will be able to obtain a free copy of the proxy statement when filed, as well as other filings containing information about SPAC, the Company and the Transactions, without charge, at the SEC’s website located at www.sec.gov. This Current Report does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in Solicitation

SPAC, the Company and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from SPAC’s shareholders in connection with the Proposed Transaction. You can find information about SPAC’s directors and executive officers and their interest in SPAC can be found in its Annual Report on Form10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on March 29, 2023. A list of the names of the directors, executive officers, other members of management and employees of SPAC and the Company, as well as information regarding their interests in the Transactions, will be contained in the Registration Statement to be filed with the SEC by the Company. Additional information regarding the interests of such potential participants in the solicitation process may also be included in other relevant documents when they are filed with the SEC. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This Current Report is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transactions, and does not constitute an offer to sell or the solicitation of an offer to buy any securities of SPAC, the Company or the Combined Company, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

2.1*	Business Combination Agreement, dated as of February 27, 2024, by and among SPAC, Webull, Merger Sub I and Merger Sub II

10.1*	Sponsor Support Agreement, dated as of February 27, 2024, by and among SPAC, Sponsor, Webull and SPAC Insiders

10.2	Form of Shareholder Lock-up Agreement, by and among SPAC, Webull and certain shareholders of Webull

10.3	Form of Registration Rights Agreement, by and among SPAC, Sponsor, Webull and certain shareholders of Webull

10.4	Form of Warrant Assignment Agreement, by and among SPAC, Webull and Warrant Agent

10.5	Form of Incentive Warrant Agreement, by and between Webull and Warrant Agent

99.1	Press Release, dated as of February 28, 2024

99.2	Investor Presentation, dated as of February 28, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 28, 2024

SK GROWTH OPPORTUNITIES CORPORATION

By:	/s/ Derek Jensen
Name:	Derek Jensen
Title:	Chief Financial Officer